Exhibit 10.15(e)
                                                                ----------------


                                                               Execution version


Stephane Nguyen, Esq.                       After recording return to:
Reed Smith, LLP                             Myron Lampkin
355 South Grand Avenue, Suite 2900          Stewart National Title Services
Los Angeles, CA 90071                       1980 Post Oak Blvd., Suite 610
                                            Houston, TX 77056
                                            Re:


                                Fourth Amendment
                                ----------------
                                       To
                                       --
                           Agreement Among Co-Tenants
                           --------------------------
                                  (230kv line)
                                  ------------


     This Fourth Amendment to Agreement Among Co-Tenants ("Amendment") is entered into as of this 31st day of March, 2004 among Caithness 251 Wind, LLC, a Delaware limited liability company ("Caithness 251") (as successor to ZWHC LLC, a Delaware limited liability company ("ZWHC LLC"), as successor to Zond Windsystems Holding Company, a California corporation, as successor to Zond Systems, Inc., a California Corporation), Victory Garden Phase IV Partnership, a California general partnership ("VG Partnership"), Helzel and Schwarzhoff, L.P., a California limited partnership ("H&S"), Sky River Partnership, a California general partnership ("SR Partnership"), Zond Windsystem Partners, Ltd. Series 85-A, a California limited partnership ("85-A") and Zond Windsystem Partners, Ltd. Series 85-B, a California limited partnership ("85-B"). Caithness 251, VG Partnership, H&S, SR Partnership, 85-A and 85-B are referred to herein individually as a "Party" and collectively as the "Parties". Except as otherwise defined in this Amendment, defined terms used herein shall have the meanings set forth in the Co-Tenancy Agreement (as that term is defined below).

                                    RECITALS
                                    --------

     A. ZWHC LLC, VG Partnership, H&S, SR Partnership, 85-A ad 85-B entered into an Agreement Among Co-Tenants dated as of December 13, 1990 and recorded in Book 6033, page 1900 of the Official Records of Kern County, California, as amended by the First Amendment to the Agreement Among Co-Tenants dated as of June 30, 1992, and recorded in Book 6724, Page 1934 of the Official Records of Kern County, California, as amended by the Second Amendment to the Agreement Among Co-Tenants dated as of August 19, 2003 and recorded as Document No. 0203176491 of the Official Records of Kern County, California, and as amended by the Third Amendment to the Agreement Among Co-Tenants dated as of December 29, 2003 and recorded as Document No. 0204006237 of the Official Records of Kern County, California (as so amended and as further amended from time to time, the "Co-Tenancy Agreement").

     B. Pursuant to that certain Assignment and Bill of Sale, dated as of March 31, 2004, by and among ZWHC LLC and Caithness 251, ZWHC LLC transferred to Caithness 251, and Caithness 251 acquired, all of ZWHC LLC's right, title and interest in, to and under, among other agreements, the Co-Tenancy Agreement, including its entire Ownership Interest as Co-Tenant.

     C. The Parties desire to amend the Co-Tenancy Agreement to reflect the assignment and sale by ZWHC LLC to Caithness 251 and the substitution of Caithness 251 for ZWHC LLC as a Co-Tenant under the Co-Tenancy Agreement.

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

     1.   Amendment.
          ---------

          1.1 The Co-Tenancy Agreement is amended to reflect the assignment and sale by ZWHC LLC to Caithness 251 of all of ZWHC LLC's rights and the assumption by Caithness 251 of all of ZWHC LLC's obligations as a Co-Tenant, including, without limitation the assignment and sale by ZWHC LLC to Caithness 251 of ZWHC LLC's Entire Ownership interest. All references in the Co-Tenancy Agreement to ZWHC LLC as Co-Tenant shall now be deemed to refer to Caithness 251.

          1.2 Section 12.5 of the Co-Tenancy Agreement is hereby amended by deleting the notice information for Zond and inserting the following notice information for Caithness 251:

          "Caithness 251: Caithness 251 Wind, LLC
           -------------
                          c/o Caithness Corporation
                          565 Fifth Avenue, 29th Floor
                          New York, NY 10017
                          Attention:  Executive Vice President and Chief
                                        Financial Officer
                          Facsimile:  (212) 921-9239"

     2.   Miscellaneous.
          -------------

          2.1  Counterparts:  This Amendment may be executed in one or more
               ------------
counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the Parties and delivered to each of them.

          2.2  Entire Agreement:  Except as expressly amended by this Amendment,
               ----------------
the remaining terms, conditions and provisions of the Co-Tenancy Agreement shall be and remain in full force and effect.

          2.3  Governing Law:  This Amendment and the rights and obligations of
               -------------
the parties hereto shall be governed by and construed in accordance with the laws of the State of California without giving effect to choice of law rules.

                    [The next pages are the signature pages.]

     IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

                                       VICTORY GARDEN PHASE IV
                                       PARTNERSHIP, a California general
                                       partnership

                                       By:  FPL Energy VG Wind LLC, a
                                            general partner

                                            By: /s/ Mark Palanchian
                                               ----------------------
                                               Name:  Mark Palanchian
                                               Title: Vice President

                                       By:  ESI VG Limited Partnership, a
                                            general partner

                                            By:  ESI Victory, Inc., its general
                                                 partner

                                                 By: /s/ Mark Palanchian
                                                    ----------------------
                                                 Name:  Mark Palanchian
                                                 Title: Vice President

                                       SKY RIVER PARTNERSHIP, a California
                                       general partnership

                                       By:  FPL Energy Sky River Wind LLC, a
                                            general partner

                                            By: /s/ Mark Palanchian
                                               ----------------------
                                            Name:  Mark Palanchian
                                            Title: Vice President

                                       By:  ESI Sky River Limited Partnership, a
                                            general partner

                                            By:  ESI Sky River, Inc., its
                                                 general partner

                                                 By: /s/ Mark Palanchian
                                                    ---------------------
                                                 Name:  Mark Palanchian
                                                 Title: Vice President


          FOURTH AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

                                       HELZEL AND SCHWARZHOFF, L.P.
                                       a California limited partnership

                                       By: /s/ Leo B. Helzel
                                          ---------------------------
                                       Name:  Leo B. Helzel
                                            -------------------------
                                       Title: General Partner
                                             ------------------------


                                       ZOND WINDSYSTEM PARTNERS, LTD.
                                       SERIES 85-A, a California limited
                                       partnership

                                       By:  Zond Windsystems Management III
                                            LLC, its general partner

                                            By:
                                               -------------------------------
                                               Eric Gadd, President and Chief
                                               Executive Officer


                                       ZOND WINDSYSTEM PARTNERS, LTD.
                                       SERIES 85-B, a California limited
                                       partnership

                                       By:  Zond Windsystems Management IV
                                            LLC, its general partner

                                            By:
                                               -------------------------------
                                               Eric Gadd, President and Chief
                                               Executive Officer


                                       CAITHNESS 251 WIND, LLC,
                                       a Delaware limited liability company

                                       By:
                                          ----------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------


          FOURTH AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

                                       HELZEL AND SCHWARZHOFF, L.P.
                                       a California limited partnership

                                       By:
                                          ---------------------------
                                       Name:
                                       Title:


                                       ZOND WINDSYSTEM PARTNERS, LTD.
                                       SERIES 85-A, a California limited
                                       partnership

                                       By:  Zond Windsystems Management III
                                            LLC, its general partner

                                            By: /s/ Eric Gadd
                                               -------------------------------
                                               Eric Gadd, President and Chief
                                               Executive Officer


                                       ZOND WINDSYSTEM PARTNERS, LTD.
                                       SERIES 85-B, a California limited
                                       Partnership

                                       By:  Zond Windsystems Management IV
                                            LLC, its general partner


                                            By: /s/ Eric Gadd
                                               -------------------------------
                                               Eric Gadd, President and Chief
                                               Executive Officer


                                       CAITHNESS 251 WIND, LLC
                                       a Delaware limited liability company

                                       By:
                                          ----------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------


          FOURTH AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

                                       HELZEL AND SCHWARZHOFF, L.P.
                                       a California limited partnership


                                       By:
                                          -----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------


                                       ZOND WINDSYSTEM PARTNERS, LTD.
                                       SERIES 85-A, a California limited
                                       Partnership

                                       By:  Zond Windsystems Management III
                                            LLC, its general partner


                                            By:
                                               ------------------------
                                               Eric Gadd, President and Chief
                                               Executive Officer


                                       ZOND WINDSYSTEM PARTNERS, LTD.
                                       SERIES 85-B, a California limited
                                       Partnership

                                       By:  Zond Windsystems Management III
                                            LLC, its general partner


                                            By:
                                               ------------------------
                                               Eric Gadd, President and Chief
                                               Executive Officer


                                       CAITHNESS 251 WIND, LLC,
                                       A Delaware limited liability company


                                       By: /s/ John A. McNamara
                                          -----------------------------
                                          John A. McNamara
                                          Vice President Finance


          FOURTH AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

ACKNOWLEDGMENT OF FPL Energy VG Wind, LLC


STATE OF Florida      )
         -------
                      ) ss.
COUNTY OF Palm Beach  )
          ----------


          On March 30, 2004, before me, Jan Dietrich, a Notary Public in and for
             --------------             ------------
said County and State, personally appeared Mark Planachian, personally known to
                                           ---------------
me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.



                                           /s/ Jan Dietrich
                                       ----------------------------
                                        Signature of Notary Public


                                        JAN DIETRICH
                                        MY COMMISSION # DD150850
                                        EXPIRES:  September 18, 2006
                                        Bonded Thru Notary Public Underwriters



          FOURTH AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

ACKNOWLEDGMENT OF ESI VG Limited Partnership


STATE OF Florida      )
         -------
                      ) ss.
COUNTY OF Palm Beach  )
          ----------


          On March 30, 2004, before me, Jan Dietrich, a Notary Public in and for
             --------------             ------------
said County and State, personally appeared Mark Palanchian, personally known to
                                           ---------------
me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.



                                             /s/ Jan Dietrich
                                       ----------------------------
                                        Signature of Notary Public


                                        JAN DIETRICH
                                        MY COMMISSION # DD150850
                                        EXPIRES:  September 18, 2006
                                        Bonded Thru Notary Public Underwriters



          FOURTH AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

ACKNOWLEDGMENT OF FPL Energy Sky River Wind, LLC


STATE OF Florida      )
         -------
                      ) ss.
COUNTY OF Palm Beach  )
          ----------


          On March 30, 2004, before me, Jan Dietrich, a Notary Public in and for
             --------------             ------------
said County and State, personally appeared Mark Palanchian, personally known to
                                           ---------------
me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.



                                            /s/ Jan Dietrich
                                       ----------------------------
                                        Signature of Notary Public


                                        JAN DIETRICH
                                        MY COMMISSION # DD150850
                                        EXPIRES:  September 18, 2006
                                        Bonded Thru Notary Public Underwriters



          FOURTH AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

ACKNOWLEDGMENT OF ESI Sky River Limited Partnership


STATE OF Florida      )
         -------
                      ) ss.
COUNTY OF Palm Beach  )
          ---------


          On March 30, 2004, before me, Jan Dietrich, a Notary Public in and for
             --------------             ------------
said County and State, personally appeared Mark Palanchian, personally known to
                                           ---------------
me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.



                                             /s/ Jan Dietrich
                                       ----------------------------
                                        Signature of Notary Public


                                        JAN DIETRICH
                                        MY COMMISSION # DD150850
                                        EXPIRES:  September 18, 2006
                                        Bonded Thru Notary Public Underwriters


          FOURTH AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

ACKNOWLEDGMENT OF Helzel and Schwarzhoff, L.P.


STATE OF CALIFORNIA  )
         ----------
                     ) ss.
COUNTY OF ALAMEDA    )
          -------


          On March 30, 2004, before me, Kathleen Wall, a Notary Public in and
             --------------             -------------
for said County and State, personally appeared Leo B. Helzel, personally known
                                               -------------
to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.



                                             /s/ Kathleen Wall
                                       ----------------------------
                                        Signature of Notary Public


                                       KATHLEEN WALL
                                       Comm. # 1292236
                                       NOTARY PUBLIC CALIFORNIA
                                          Alameda County
                                       My Comm. Expires Jan. 26, 2006


          FOURTH AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

ACKNOWLEDGMENT OF Zond Windsystem Partners, Ltd. Series 85-A


STATE OF Texas    )
         -----
                  ) ss.
COUNTY OF Harris  )
          ------


          On March 29, 2004, before me, Sandra J. Morrow, a Notary Public in and
             --------------             ----------------
for said County and State, personally appeared Eric Gadd, personally known to me
                                               ---------
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.


                                           /s/ Sandra J. Morrow
                                       ----------------------------
                                        Signature of Notary Public


                                       SANDRA J. MORROW
                                       NOTARY PUBLIC
                                       STATE OF TEXAS
                                          EXPIRES
                                       February 11, 2007


          FOURTH AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

ACKNOWLEDGMENT OF Zond Windsystem Partners, Ltd. Series 85-B


STATE OF Texas    )
         -----
                  ) ss.
COUNTY OF Harris  )
          ------


          On March 29, 2004, before me, Sandra J. Morrow, a Notary Public in and
             --------------             ----------------
for said County and State, personally appeared Eric Gadd, personally known to me
                                               ---------
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.


                                           /s/ Sandra J. Morrow
                                       ----------------------------
                                        Signature of Notary Public


                                       SANDRA J. MORROW
                                       NOTARY PUBLIC
                                       STATE OF TEXAS
                                          EXPIRES
                                       February 11, 2007


          FOURTH AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

ACKNOWLEDGMENT OF Caithness 251 Wind, LLC


STATE OF New York   )
         --------
                    ) ss.
COUNTY OF New York  )
          --------

          On March 30, before me, Gail M. Conboy, a Notary Public in and for
             --------             --------------
said County and State, personally appeared John A. McNamara, personally known to
                                           ----------------
me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.


                                            /s/ Gail M. Conboy
                                       ----------------------------
                                        Signature of Notary Public


                                       GAIL M. CONBOY
                                       Notary Public, State of New York
                                         No. 4964579
                                       Qualified in New York County
                                       Commission Expires 4/2/06

                                  |
PLEASE COMPLETE THIS INFORMATION  |  James W. Fitch, Assessor-Recorder  Patti
                                  |  Kern County Official Records      4/14/2004
RECORDING REQUESTED BY:           |                                    8:00 AM
                                  |  Recorded at the request of
     Stewart Title                |  Stewart Title
                                  |---------------------------------------------
                                  | Doc #: 0204082457   Stat Types: 1  Pages: 15
WHEN RECORDED MAIL TO:            |
Stewart National Title Services   |                        Fees       49.00
1980 Post Oak Blvd., Ste. 610     |                        Taxes       0.00
Houston, TX  77056                |                        Others      0.00
                                  |                                 -------
Myron Lampkin                     |                        PAID       49.00
                                  |
   01225361                       |THIS SPACE FOR RECORDERS USE ONLY
----------------------------------|---------------------------------------------
       THIS PAGE ADDED TO PROVIDE ADEQUATE SPACE FOR RECORDING INFORMATION
                       (Additional recording fee applies)
|--------|
|     OR |
|-----   |
|     MD |
|-----   |
|     LN |
|-----   |
|     RF |
|-----   |
|     NA |
|-----   |
|     ST |
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|--------|




          Fourth Amendment to Agreement Among Co-Tenants (230 Kv line)



                                 County of Kern
                              State of California